UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2017

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 2, 2017, Genworth Financial, Inc. (the “Company”) issued (1) a press release announcing its financial results for the quarter ended March 31, 2017, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (2) a financial supplement for the quarter ended March 31, 2017, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 2, 2017, the Company also issued its First Quarter 2017 earnings summary presentation, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The press release, the financial supplement and the earnings summary presentation are also available on the Company’s website, www.genworth.com, under the “Investors” section.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 2, 2017.

99.2	Financial Supplement for the quarter ended March 31, 2017.

99.3	First Quarter 2017 Earnings Summary Presentation issued May 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 2, 2017	By:	/s/ Matthew D. Farney
Matthew D. Farney
Vice President and Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 2, 2017.

99.2	Financial Supplement for the quarter ended March 31, 2017.

99.3	First Quarter 2017 Earnings Summary Presentation issued May 2, 2017.

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